UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 17, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33523	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2008, Force Protection, Inc. (“Force Protection”) was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., a contract modification under its contract M67854-07-D-5031 with the U.S. Marine Corps Systems Command for the provision of 176 CAT I and II Exterior Ballistic Kits (B Kits).  These add-on armor packages incorporate Force Protection’s proprietary composite armor solution, Force Armor™.  This  undefinitized contract modification increases the contract value by approximately $28.2 million but carries a funding limitation and current expenditure authorization not to exceed approximately $21.1 million.    The award was made pursuant to a contract between Force Protection Industries, Inc. and U.S. Marine Corps dated January 25, 2007 for the testing, production and sustainability for its MRAP vehicle program.

ITEM 8.01.     OTHER EVENTS.

Additionally, on December 15 and 18, 2008, Force Protection was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc.,  three additional contract modifications under its contract M67854-07-D-5031 with the U.S. Marine Corps Systems Command for the provision of an aggregate of 89 CAT I and CAT II Exterior Ballistic Kits.  In the addition to the contract modification described in Item 1.01 of this Form 8-K, these undefinitized contract modifications increase the contract value by approximately $12.3 million but carries a funding limitation and current expenditure authorization not to exceed approximately $9.4  million.    The award was made pursuant to a contract between Force Protection Industries, Inc. and U.S. Marine Corps dated January 25, 2007 for the testing, production and sustainability for its MRAP vehicle program.

This  Current Report on Form 8-K  contains forward looking statements that are not historical facts, including statements about Force Protection’s beliefs and expectations.  These statements are based on beliefs and assumptions by Force Protection’s management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and Force Protection undertakes no obligation to update any of them publicly in light of new information or future events.  Force Protection’s actual results could differ materially from those anticipated in the  forward-looking  statements  for  many reasons  including:  its ability to raise capital when necessary; availability of parts and raw materials for its products; continued customer acceptance of its products; ongoing success of its research and development efforts;  greater than expected costs; and other risk factors and cautionary statements listed in Force Protection’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in Force Protection’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: December 23, 2008
/s/ Michael Moody
(Signature)

Name:Michael Moody
Title:President & Chief Executive Officer